U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 5 2021

ODYSSEY GROUP INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-250896	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2372 Morse Avenue

Irvine, CA 92614

(Address of principal executive offices)

(619) 832-2900

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 5, 2021, Odyssey Group International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with LGH Investments, LLC (“LGH”). Pursuant to the SPA, the Company has sold in a private placement, a convertible promissory note, a warrant, and restricted shares of the Company. The SPA is attached hereto and incorporated herein as if set forth in Exhibit 10.1.

Upon the terms and conditions stated in the SPA, the LGH desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in the SPA (i) a Promissory Note of the Company, (the “Note”), in the original principal amount of $1,050,000 (the “Original Principal Amount”) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”) convertible into shares of common stock of the Company (“Common Stock”), (ii) a five-year share purchase warrant entitling the LGH to acquire 1,134,000 shares of common stock of the Company, (the “Warrant”) and (ii) one hundred thousand (100,000) restricted common shares in the Company (“Inducement Shares”) to be delivered to LGH, following the Closing Date.

The form of SPA, the Note, and the Warrant are attached to this Current Report on Form 8-K and is incorporated herein by reference. The description of the SPA, the Note, and the Warrant contained herein is a summary and is qualified in its entirety by reference to the form of the SPA, the Note, and the Warrant.

The form of SPA is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the SPA contained herein is a summary and is qualified in its entirety by reference to the form of SPA.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit
10.1	Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 7, 2021	Odyssey Group International, Inc.

	By:	/s/ J. Michael Redmond
Chief Executive Officer